UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 12, 2007
QUESTCOR PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

California	001-14758	33-0476164
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

3260 Whipple Road Union City, California		94587
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (510) 400-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
          On November 12, 2007, Questcor Pharmaceuticals, Inc. (the “Company”) announced via press release its results for the quarter ended September 30, 2007. A copy of the Company’s press release is attached hereto as Exhibit 99.1. In accordance with General Instruction B.2. of Form 8-K, the information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits.

Exhibit No.	Description

99.1	Press release furnished by Questcor Pharmaceuticals, Inc. dated November 12, 2007, relating to the Company’s results for the quarter ended September 30, 2007, referred to in Item 2.02 above.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2007	QUESTCOR PHARMACEUTICALS, INC.

	By:	/s/ George Stuart
George Stuart Senior Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release furnished by Questcor Pharmaceuticals, Inc. dated November 12, 2007, relating to the Company’s results for the quarter ended September 30, 2007.